SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 31, 2000


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                         0-27122             94-2900635
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

          150 Rose Orchard Way                                    95134
          San Jose, California                                  (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                      None

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         This report consists of a press release by the Registrant relating to the consummation of the acquisition of NanoMotion Incorporated, a California corporation, by the Registrant on May 31, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1     Press Release of the Registrant issued on June 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ADEPT TECHNOLOGY, INC.



Date:  June 2, 2000          By:   /s/Michael W. Overby
                                 ----------------------------------
                                   Michael W. Overby
                                   Chief Financial Officer